UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2024

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

225 West Washington Street Indianapolis, Indiana	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 636-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	SPG	New York Stock Exchange
8 3/8% Series J Cumulative Redeemable Preferred Stock, $0.0001 par value	SPGJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2024, the Board of Directors (the “Board”) of Simon Property Group, Inc. (the “Company”), upon the recommendation of its Governance and Nominating Committee (the “Committee”) appointed Ms. Nina P. Jones to the Board, effective as of January 8, 2024, to serve for the balance of the term expiring at the Company’s 2024 annual meeting of stockholders. Ms. Jones’s appointment fills a vacancy on the Board associated with the retirement of a non-employee director in March 2023. As of the date of this filing, Ms. Jones’s committee appointments have not yet been determined. The Committee and the Board have determined that Ms. Jones is independent under the requirements of the New York Stock Exchange, and there are no arrangements or understandings between Ms. Jones and any other persons pursuant to which Ms. Jones was appointed a director of the Company. Ms. Jones does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As a non-employee director, Ms. Jones will participate in the non-employee director compensation arrangements described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2023 and incorporated herein by reference. In addition, the Company expects that Ms. Jones will enter into the Company’s standard form of director indemnity agreement, which was filed as Exhibit 10.7 to the Company’s Registration Statement on Form S-4 filed with the SEC on August 13, 1998 and is incorporated herein by reference.

A copy of the Company’s press release announcing the appointment of Ms. Jones is attached hereto as Exhibits 99.1, and the information set forth therein is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated January 9, 2024
104	Cover Page Interactive Data File (embedded the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 9, 2024

SIMON PROPERTY GROUP, INC.

By:	/s/ Steven E. Fivel
Steven E. Fivel
Secretary and General Counsel